Exhibit 99.6

                              ARTICLES OF AMENDMENT

                                       TO


                            ARTICLES OF INCORPORATION


                                       OF

                              MICROLOG CORPORATION


         Microlog Corporation, a corporation organized and existing under the Virginia Stock Corporation Act (the "Corporation"), hereby certifies as follows:

         First: The name of the Corporation presently is Microlog Corporation.

         Second: Article 4 of the Articles of Incorporation is hereby amended to add Section 4(C) to read as follows:

                  "C.      Series A Convertible Preferred Stock.
                           -------------------------------------

                  1. Designation of Series. The series shall be designated the Series A Convertible Preferred Stock (the "Series A Stock").

                  2. Number of Shares. The number of shares of the Series A Stock shall be one hundred (100), which number may be increased or decreased from time to time (but may not be decreased below the number of shares of such series then outstanding) by resolution of the Board of Directors of the Corporation, with the unanimous consent of (i) the holders of all shares of Series A Stock then issued and outstanding and
                  (ii) the holders of all warrants to purchase Series A Stock then issued, outstanding and unexpired.

                  3. Effective Date. The "Effective Date of the Series A Stock" referred to in Sections C.4 and C.6 hereof is September 13, 2001.

                  4. Dividends. Whenever the board of directors of the Corporation shall declare dividends on the shares of common stock, whether in cash, securities or other property, the holders of record of shares of the Series A Stock (the "Holders") shall be entitled to receive dividends in respect of each such share of Series A Stock in the same amount and kind as the dividend so declared on the number of shares of common stock which the Holder of such share (or fraction thereof) of Series A Stock would have received if such Holder had validly exercised in full the conversion privilege thereof immediately before the record date for determination of holders of common stock entitled to receive such dividend on the common stock. In case the Corporation shall, at any time after the Effective Date of the Series A Stock, change as a whole the outstanding

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                  shares of its common stock into a different number or class of shares (by subdivision, consolidation, reclassification of shares or otherwise), the term "Common Stock" herein shall thereafter refer to such different number and class of such shares.

                  5. Liquidation. In the event of the voluntary or involuntary liquidation, dissolution or winding up of the Corporation (a "Liquidation"), the Holders will be entitled to receive, before any amount shall be paid to the holders of the common stock or of any other class or series ranking junior to the Series A Stock, an amount equal to $0.01 per share. After such amount shall have been paid in full to the Holders of the Series A Stock, or funds necessary for such payment have been set aside in trust for such Holders, the Series A Stock and the common stock will be entitled to receive the remaining net assets of the Corporation, with each share of Series A Stock sharing ratably with the holders of common stock as if such share had been fully converted into shares of common stock at the conversion rate in effect on the record date for the determination of Holders entitled to received payments in such event. If the assets of the Corporation are not sufficient to pay in full the amounts payable in such event to the Holders of all outstanding shares of Series A Stock, the Holders of such shares shall participate ratably with the holders of all shares of capital stock of the Corporation (excluding shares of common stock and any such shares which by their terms rank junior as to such distribution of assets to the shares of Series A Stock) in the distribution of assets in proportion to the full amount to which they are entitled. Neither the merger nor consolidation of the Corporation into or with any corporation, nor any sale, transfer or lease of all or part of the Corporation's assets, shall be deemed a liquidation of the Corporation within the meaning of this Section C.5.

                  6. Conversion Rights. Any Holder of shares of Series A Stock may convert any or all of such shares (including any fraction of a share) into fully paid and non-assessable shares of common stock on the terms, at the times, and in the manner hereinafter set forth.

                     (a) Conversion. Shares of Series A Stock may be converted
                  at any time into one or more shares (but not any fraction of a share) of common stock at the conversion rate of seven thousand five hundred (7,500) shares of common stock for each share of the Series A Stock, subject to adjustment as provided in paragraph (d) of this Section C.6.

                     (b) Exercise of Conversion Privilege. To exercise the
                  conversion rights provided for in this Section, the Holder of shares of Series A Stock shall surrender to the Corporation or its transfer agent the certificate(s) therefor, duly endorsed to the Corporation, together with a written notice to the Corporation, duly executed by such Holder,

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                  stating (i) that such Holder elects to convert the shares
                  represented by such certificate(s) (or the portion thereof specified in such notice) and (ii) the name or names (with addresses and taxpayer identification numbers) in which the certificate or certificates for shares of common stock issuable upon such conversion shall be issued. Such notice shall be accompanied by such evidence of authenticity and authority of execution as the Corporation may reasonably require. In addition the Corporation or its Transfer Agent may require, as a condition to the exercise of such conversion privilege, the payment by such Holder of any transfer tax or other governmental charge that may be imposed upon any transfer incidental or prior to the conversion (but not any transfer tax payable upon the issue of common stock issuable upon such conversion) or the presentation of evidence satisfactory to the Corporation or such Transfer Agent that such tax or other charge has been paid. As promptly thereafter as practicable (i) the Corporation will issue to such Holder (or to such person as such Holder shall validly direct) a certificate or certificates for the number of shares of common stock issuable upon such conversion and (ii) if any certificate for shares of Series A Stock shall have been surrendered for partial conversion, the Corporation will issue one or more certificates to such Holder for any shares of Series A Stock represented thereby not so converted. Such conversion shall be deemed to have been effected immediately before the close of business on the day when such stock certificate(s) shall have been so surrendered and such notice and other required documents, if any, shall have been received by the Corporation, and each person in whose name any certificate for shares of common stock shall be issuable upon such conversion shall be deemed to have become at such time on such day the holder of record of the shares represented thereby.

                     (c) No Fractional Shares of Common Stock May Be Acquired on
                  Conversion. The Corporation will not issue in connection with the conversion of shares of Series A Stock any certificate for a fraction of a share of common stock.

                     (d) Adjustments. The conversion rate set forth in paragraph
                  (a) of this Section C.5 shall be subject to adjustment as follows:

                         (i) Stock Splits and Other Capital Changes. In case at
                     any time or times after the Effective Date of the Series A Stock the holders of shares of common stock shall have received, or upon the taking of any action shall have been entitled to receive, or upon any record date occurring prior to the conversion of any share of Series A Stock at any time outstanding shall become entitled to receive other or additional (or less) shares of stock or securities from the Corporation without payment therefor (whether in connection with a stock dividend or any split-up, spin

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                     off, consolidation, reclassification, recapitalization or
                     otherwise) other than securities or property to which clause (ii) of this paragraph (d) applies, then upon conversion of shares of Series A Stock at any time thereafter the Holder thereof will be entitled to receive the amount or number of shares of stock or other securities which such Holder would have held on the date of such conversion if on the Effective Date of the Series A Stock such Holder had been the holder of record of the number of shares of common stock as to which such exercise is made and had thereafter to the date of such exercise retained such shares and all such other or additional (or less) shares of stock and other securities which would have been received in respect thereof by such Holder as described above (or the amount of securities into which the same may have been converted during such period).

                         (ii) Consolidation; Merger. In case of any
                     consolidation or merger of the Corporation with or into any corporation or the merger of any corporation into the Corporation or any sale, lease or other conveyance to another person of all or any substantial part of the property of the Corporation, each Holder of shares of Series A Stock shall have the right to convert such shares thereafter in the same manner as such shares might have been converted into shares of common stock immediately prior to such event and, upon the exercise of such conversion privilege shall receive the kind and amount of shares and other securities and property receivable upon such consolidation, merger, sale, lease or other conveyance by a holder of the number of shares of common stock (and such other or additional (or less) shares of stock and other securities issuable pursuant to clause (i) of this paragraph (d) upon the exercise of such conversion privilege) which would have been received by such Holder had such conversion privilege been exercised immediately prior to such consolidation, merger, sale, lease or other conveyance. The Corporation shall take such action in connection with such consolidation, merger or other transaction involving the sale, lease or other conveyance of its property to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or property thereafter receivable by the Holders of Series A Stock upon the exercise of such conversion privilege, and the Corporation shall cause the surviving corporation (if other than the Corporation) of such consolidation or merger to assume the obligations of the Corporation hereunder.

                         (iii) Reclassification of Shares. In case the
                     Corporation shall, at any time after the Effective Date of the Series A Stock,

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                     change as a whole the outstanding shares of its common
                     stock into a different number or class of shares (by subdivision, consolidation, reclassification of shares or otherwise), the term "common stock" herein shall thereafter refer to such different number and class of such shares, and the conversion rate in effect immediately prior to such event shall be proportionately adjusted.

                         (iv) Notice of Adjustment. Whenever the conversion rate
                     or the number or kind of shares of common stock or other securities or property issuable upon exercise of the conversion privilege of the Holders of Series A Stock is required to be adjusted the Corporation shall deliver or mail to the Holders of Series A Stock notice of such adjustment, setting forth the facts on which such adjustment is based.

             7. Voting Rights. The Holders of Series A Stock have no right to vote in any election of directors nor, except as may be required by law, to vote on any other matter which may be submitted to a vote of the shareholders of the Corporation. Except as may be required by law or as set forth in these articles of incorporation, the Holders have no right to receive notice of any meeting of the shareholders of the Corporation nor shall the consent of any Holder be required with respect to any action or proceeding of the Corporation."



         Third: The amendment was duly adopted by the Board of Directors on September 25, 2001.

         IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to Articles of Incorporation to be signed by its President and attested by its Secretary as of this 25th day of September, 2001.

                              MICROLOG CORPORATION
                              By:  /s/ John C. Mears
                                  ----------------------------------------------
                                   John C. Mears
                                   President

[CORPORATE SEAL]

ATTEST:
By:  /s/ Arlene France
   ------------------------
     Arlene France
     Secretary




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